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                                                                Exhibit 10.20(a)

                                FIRST AMENDMENT
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                                      TO
                                      --

                               PLEDGE AGREEMENT
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          This FIRST AMENDMENT TO PLEDGE AGREEMENT is dated as of July 15, 1994, amending and supplementing the Pledge Agreement dated as of January 14, 1994
(the "Pledge Agreement") made by Norton Sperling (the "Pledgor") in favor of Norton McNaughton of Squire, Inc., a New York corporation (the "Pledgee"). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Pledge Agreement.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Pledgee has made a loan in the amount of $920,000 to the Pledgor (the "Loan") evidenced by a Non-Negotiable Limited Recourse Promissory Note of the Pledgor dated as of November 5, 1993 payable to the order of the Pledgee (the "Note"), which Note has been amended and restated by the Amended and Restated Non-Negotiable Limited Recourse Promissory Note and the Second Amended and Restated Non-Negotiable Limited Recourse Promissory Note (the "Second Amended Note");

          WHEREAS, each determining it to be in such party's best interest to do so, the Pledgor and Pledgee in the Second Amended Note have amended the prepayment provisions of the Note; and

          WHEREAS, to fulfill the purposes and intentions of such amendment to the Note, the Pledgor and the Pledgee agree that an amendment to the Pledge Agreement is required.

          NOW, THEREFORE, for the foregoing reasons and upon the terms and conditions set forth herein, the parties hereto agree as follows:

          1.   Additional Provision. The Pledge Agreement shall be amended to
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add a new Section 5 which shall read in its entirety as follows:

                         "5.  Release of Pledged Stock upon Sale or Transfer.
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                              Upon the sale or transfer of Pledged Stock by the
                         Pledgor in accordance with the terms hereof, the Pledgee hereby agrees to release the pledge with respect to such shares being so sold or transferred provided that, and only upon the condition that, certain of the proceeds of such sale
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                         or transfer of Pledged Stock be applied to the
                         prepayment of the Second Amended Note in accordance with the terms thereof."

          2.   Renumbering of Sections. The former "Section 5" of the Pledge
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Agreement shall become "Section 6" and every section thereafter shall be increased by one.

          3.   Severability. Any provision of this First Amendment to Pledge
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Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          4.   Notices. All notices, demands, requests and other communications
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given to or made upon any party hereto in connection with this First Amendment to Pledge Agreement shall, except as otherwise expressly herein provided, be in writing (including telecopied, telexed or telegraphic communication) and mailed, by certified or registered mail, postage prepaid, telecopied, telexed, telegraphed or personally delivered to the respective parties, as follows:

          Pledgor:

               Norton Sperling
               c/o Norton McNaughton, Inc.
               463 Seventh Avenue
               10th Floor
               New York, New York 10018
               Telecopy: (212) 643-9316

          with a copy to:

               Opton Handler Gottlieb Feiler Landau & Hirsch
               52 Vanderbilt Avenue
               17th Floor
               New York, New York 10017
               Attention: Daniel M. Hirsch, Esq.
               Telecopy: (212) 972-2219

          Pledgee:

               Norton McNaughton of Squire, Inc.
               463 Seventh Avenue
               10th Floor
               New York, New York 10018
               Telecopy: (212) 643-9316

          with a copy to:

               Haythe & Curley
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               237 Park Avenue
               20th Floor
               New York, New York 10017-3142
               Attention: Bradley P. Cost, Esq.
               Telecopy: (212) 682-0200

or in accordance with any subsequent written direction from the recipient party to the sending party. All such notices and other communications shall, except as otherwise expressly herein provided, be effective upon delivery if delivered by hand, two days after deposit in the mail, postage prepaid, in the case of telecopy or telex, when received, or in the case of telegraph, when delivered to the telegraph company, charges prepaid.

          5.   Further Indemnification. The Pledgor agrees to pay, and to save
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the Pledgee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales, transfer or other taxes which may be payable or determined to be payable with respect to any of the Pledged Stock.

          6.   No Waiver; Cumulative Remedies. The Pledgee shall not by any act,
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delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Pledgee, and then only to the extent therein set forth. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Pledgee, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

          7.   Waivers, Amendments; Applicable Law. None of the terms or
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provisions of this First Amendment to Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Pledgee and the Pledgor. This Pledge Agreement and all obligations of the Pledgor hereunder shall be binding upon the heirs, legal representatives and permitted assigns of the Pledgor, and, together with the rights and remedies of the Pledgee hereunder, shall inure to the benefit of the Pledgee and its successors and assigns, provided that the Pledgor may not assign any of his rights or obligations hereunder without the prior written consent of the Pledgee. This First Amendment to Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

          8.   Resolution of Drafting Ambiguities. The Pledgor acknowledges that
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he was represented by counsel in connection with the preparation, execution and delivery of this First Amendment to Pledge Agreement and the other instruments, documents and agreements contemplated hereby or thereby to be executed and delivered by him and that his counsel received all of the foregoing instruments, documents and agreements and that any rule of construction under any applicable law to the effect that ambiguities are to be resolved against the
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drafting party shall not be employed in the interpretation of any of the foregoing instruments, documents and agreements.

          9.   Counterparts. This First Amendment to Pledge Agreement may be
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executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                            *          *          *
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          IN WITNESS WHEREOF, the Pledgor has duly executed and delivered this
PLEDGE AGREEMENT as of the day and year first above written.

                                        PLEDGOR:



                                        ____________________________________
                                                   Norton Sperling


                                        PLEDGEE:

                                        NORTON MCNAUGHTON OF SQUIRE, INC.



                                        By:_________________________________
                                           Name:
                                           Title: